                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2000




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
--------------------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)



           Delaware                     001-15843                13-3989167
            Texas                       333-48279                74-1282680
------------------------------       ------------------       ------------------
(States or other jurisdictions        (Commission File          (IRS Employer
      of incorporation)                   Numbers)              Identification
                                                                    Nos.)

           4440 Brittmoore Road, Houston, Texas                      77041
-------------------------------------------------------       ------------------
        (Address of principal executive offices)                   (Zip Code)


                                 (713) 335-7000
                              -------------------
              (Registrants' telephone number, including area code)
--------------------------------------------------------------------------------

Item 5.    Other Events

         Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), issued a press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement") dated August 4, 2000, among the Company, Universal Compression, Inc., a Texas corporation and wholly-owned subsidiary of the Company ("UCI"), and Gas Compression Services, Inc., a Michigan corporation ("GCSI"), and its shareholders. Under the Merger Agreement, GCSI would be merged with and into UCI. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         The statements contained herein that are not historical are forward-looking statements that are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)     Exhibits

      Exhibit No.          Description
      -----------          -----------

          99.1             Press Release of Universal Compression Holdings, Inc.
                           dated August 7, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.
                                            UNIVERSAL COMPRESSION, INC.
                                            (Registrants)



Date:  August 9, 2000                       By:      /s/ Richard W. FitzGerald
                                                --------------------------------
                                                     Richard W. FitzGerald
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.          Description
      -----------          -----------

          99.1             Press Release of Universal Compression Holdings, Inc.
                           dated August 7, 2000.